Exhibit 10.69

Schedule of Executed Lease Agreements
By and Between Sterling House Corporation

Schedule of executed lease Agreements, by and between Sterling House Corporation and MLD Texas Trust

Location                                     Date of Lease

3329 W. 7th Ave.                           November 29, 1996
Coriscana, TX 75110

2525 N. Hinkle Dr.                         November 29, 1996
Denton, TX 76201

2500 Yorkstown Dr.                         November 29, 1996
Ennis, TX 75119

2410 Stilhouse Rd.                         November 29, 1996
Paris, TX 75462